UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2016

COSTO INC.
(Exact name of registrant as specified in its charter)

Nevada	333-201851	32-0440076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1105, 11th Floor, Emperor Group Centre, 288 Hennessy Road, Wanchai, Hong Kong
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code (852) 2468 - 3012

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with Costo Inc.’s (the “Company”) desire to expand its business, the Company filed Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”) with the Secretary of State of the State of Nevada on May 23, 2016, (the “Amended and Restated Articles”) to:

(1)	Change the Company’s corporate name from COSTO INC. to UNION BRIDGE INVESTMENT LIMITED;

(2)	Increase the number of authorized shares of common stock, $0.001 par value from 75,000,000 to 1,000,000,000;

(3)	Create a class of preferred stock consisting of 20,000,000 shares, the designations and attributes of which are left for future determination by our board of directors (“Preferred Stock”); and

(4)	Effect a 1 for 5 forward stock split of the Company’s issued and outstanding common stock.

The Amended and Restated Articles do not make any material changes to the Company’s existing Articles of Incorporation, other than incorporating the amendments described above and as set forth in the Amended and Restated Articles.

These actions were approved by the Company’s board of directors by written consent in lieu of a meeting on May 19, 2016, and the holders of a majority of its common stock approved these actions by written consent in lieu of a meeting on May 19, 2016 (the “Written Consent”) in accordance with the relevant sections of the Nevada Revised Statutes.  The Company has filed a notice regarding the Amended and Restated Articles and the Company’s symbol change with The Financial Information Regulatory Association, Inc. (“FINRA”). The Amended and Restated Articles are not effective until approved by FINRA. The Company intends to request a new symbol from FINRA to reflect its new corporate name and will file an updated Form 8-K upon FINRA acceptance and approval of the Amended and Restated Articles and issuance of a new trading symbol.

There will be no mandatory exchange of stock certificates.  Following the name change and forward stock split, the share certificates which reflect the Company’s prior name will continue to be valid.  Once FINRA has approved the company actions effectuating the forward stock split, stockholders will be issued a new stock certificate reflecting the additional shares issuable as part of the of the forward stock split. In addition, certificates reflecting the new corporate name will be issued in due course as old share certificates are tendered for exchange or transfer to the Company’s transfer agent, Globex Transfer LLC.

Fiscal Year End Change

On May 19, 2016, the Company’s Board of Directors  approved a change in its Fiscal Year from November 30 to December 31 to be more efficient for administrative purposes.  The change in fiscal year will become effective for the Company’s 2016 fiscal year which began January 1, 2016 and will end December 31, 2016. The Company plans to file a transition report on Form 10-QT for the four-month period from March 1, 2016 through June 30, 2016.

Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation as filed with the Secretary of State of Nevada on May 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTO INC.

Date: May 25, 2016	By:	/s/ Moana Ho
Moana Ho, Chief Executive Officer

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